EXHIBIT 99.1




                            CERTIFICATION PURSUANT TO


                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO


                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Asconi Corporation (the "Company") on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Constantin Jitaru, as Chief Executive Officer of the Company, and Anatolie Sirbu, as Chief Financial Officer of the Company, each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and


(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/ S /  CONSTANTIN JITARU
---------------------------
Constantin Jitaru
Chief Executive Officer

May 15, 2003




/ S /  ANATOLIE SIRBU
---------------------------
Anatolie Sirbu
Chief Financial Officer

May 15, 2003